                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):         May 25, 2004
                                                  ------------------------------



                        KEYCORP STUDENT LOAN TRUST 2000-A
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-80109-02              36-4362436
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
     of Incorporation                                        Identification No.)




  c/o KeyBank USA, National Association as Administrator, 800 Superior Avenue,
                   Attn: Janelle Gould, Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 828-9358
                                                     ---------------------------





                             Exhibit Index on Page 4
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                                Page 1 of 6 pages
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Item 5. OTHER EVENTS



On May 25, 2004, the KeyCorp Student Loan Trust 2000-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.


In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending April 30, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7. EXHIBITS

Exhibit 99(a) - Noteholder's Statement



























                                Page 2 of 6 pages
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 25, 2004




                                 KeyCorp Student Loan Trust 2000-A,


                                 By:  KeyBank USA, National Association,
                                      as Administrator





                                 By:     /s/ Darlene H. Dimitrijevs
                                      ------------------------------------------
                                         Darlene H. Dimitrijevs, CPA
                                         Senior Vice President

























                                Page 3 of 6 pages
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                                  EXHIBIT INDEX





Exhibit

99(a)    Noteholder's Statement                                              5










































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